UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06686

JPMorgan China Region Fund, Inc.

(Exact name of registrant as specified in charter)

One Beacon Street, 18th Floor

Boston, MA 02108

(Address of principal executive offices) (Zip code)

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 441-9800

Date of fiscal year end: December 31

Date of reporting period: January 1, 2013 through December 31, 2013

ITEM 1.	REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

This report, including the financial statements herein, is sent to the stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Annual Report

December 31, 2013

OBJECTIVES

JPMorgan China Region Fund, Inc. (the ‘Fund’) seeks to achieve long-term capital appreciation through investments primarily in equity securities of companies with substantial assets in, or revenues derived from, the People’s Republic of China (‘China’), Hong Kong, Taiwan and Macau — collectively, the ‘China Region’.

The Fund provides investors with an opportunity to participate in the growing economies of the China Region where the economies of China, Hong Kong, Taiwan and Macau have become increasingly linked over recent years. Hong Kong enterprises have made substantial investments in China, particularly where labor and land prices are lower than in Hong Kong. Similarly, many Chinese companies have Hong Kong based subsidiaries with securities listed on the Hong Kong Stock Exchange. Renminbi denominated China A-shares, which are listed in China, are available for acquisition by the Fund by direct investment up to $20m and by indirect investment up to 10% of the Fund’s total assets through exposure to China A-share investment companies. It is intended that the Fund will maintain a $20m direct investment in China A-shares. Further details on China A-shares are provided in note 7(iii) of the Notes to Financial Statements on page 24.

The Fund invests to take advantage of the many opportunities that result from this linkage among the markets of the China Region.

MANAGEMENT

JF International Management Inc. (‘JFIMI’) is the investment management company appointed to advise and manage the Fund’s portfolio (the ‘Investment Advisor’). JFIMI is part of JPMorgan Chase & Co. (‘JPMC’), one of the world’s premier financial services institutions. In asset management, JPMC operates globally under the name of J.P. Morgan Asset Management (‘JPMAM’). Funds under management for the global asset management business of JPMAM were US$1.6 trillion as of December 31, 2013.

The Fund’s lead portfolio manager is Emerson Yip, a Senior Portfolio Manager within JPMAM’s Greater China investment team in Hong Kong.

DECEMBER 31, 2013	JPMORGAN CHINA REGION FUND, INC.	1

FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of the Fund and JFIMI and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would,” or other words that convey uncertainty of future events or outcomes. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Fund to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors that could materially and negatively affect the results, performance or achievements of the Fund include changes in economic, political, legal and regulatory conditions in the China Region and elsewhere, changes in interest and exchange rates and related policies and other risks. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Fund, JFIMI or its respective representatives only as of the date hereof. The Fund, JFIMI and their respective representatives undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

MARKET INFORMATION
The Fund is listed on the New York Stock Exchange (symbol JFC). The share price is published in • The Wall Street Journal (daily online at www.WSJ.com/Free)
The estimated net asset value is published in • The Wall Street Journal under “Closed-End Funds” (every Saturday) • www.jpmchinaregionfund.com

2	JPMORGAN CHINA REGION FUND, INC.	DECEMBER 31, 2013

HIGHLIGHTS (unaudited, except as indicated)

	DECEMBER 31, 2013 US$	DECEMBER 31, 2012 US$
Net Assets (Audited)	$111.4 million	$99.7 million
Net Asset Value Per Share (Audited)	$17.28	$15.47

Market Data
Share Price on the New York Stock Exchange	$15.16	$14.00
Discount to Net Asset Value	12.3%	9.5%

Total Return for the Year Ended December 31, 2013
Net Asset Value		12.6%
Share Price (Audited)		9.2%

JFC Benchmark Index*		5.1%
Previous Benchmark Index**		7.3%
MSCI Hong Kong Index (Total)		11.1%
MSCI China Index (Total)		4.0%
MSCI Taiwan Index (Total)		9.8%

Net Asset Value and Share Price vs. Benchmark Index

*	JFC Benchmark Index: 80% MSCI Golden Dragon Index (Net) 20% CSI 300 Index (Net). Prior to October 1, 2013, 80% MSCI Golden Dragon Index (GDR) +20% CSI 300 (Total). Prior to April 13, 2012, the MSCI Golden Dragon Index (Total). At December 31, 2011 the MSCI Golden Dragon Index (Total) comprised 24.1% of the MSCI Hong Kong Index (Total), 42.7% of the MSCI China Index (Total) and 33.2% of the MSCI Taiwan Index (Total). Prior to March 2001, 25% Taiwan Weighted Index, 20% BNP Paribas China Index, 50% MSCI Hong Kong, 5% HSBC; Prior to March 1999, 60% Hong Kong All Ordinaries, 30% Credit Lyonnais Securities Asia All China B Index, 10% Taiwan Weighted Index. Prior to January 1997, Peregrine Greater China Index.
**	Previous Benchmark Index: MSCI Golden Dragon Index (Total).
***	Commencement of operations.

Source: J.P. Morgan Asset Management.

DECEMBER 31, 2013	JPMORGAN CHINA REGION FUND, INC.	3

CHAIRMAN‘S STATEMENT

DECEMBER 31, 2013

Dear Fellow Stockholder

Performance

Despite another volatile and uncertain year for Greater China markets I am pleased to report that the Fund’s net asset value (‘NAV’) rose by 12.6% during the year ended December 31, 2013 compared to an increase of 5.1% for our composite benchmark. Over the same period, the Fund’s share price rose by 9.2% as the discount at which the share trades to its NAV widened from 9.5% to 12.3%. The Fund’s excellent performance was primarily attributable to positive stock selection in China, particularly in internet and environmental stocks and in the Macau gaming sector where Hong Kong-listed stocks excelled.

China A-shares

As previously reported, on April 13, 2012, the Fund was granted $20m of direct access to China A-shares which provides exposure to a market otherwise restricted to foreign investors. This serves as a key differentiating factor for the Fund when compared to its peer group of other New York listed Greater China region closed ended funds. As at December 2013, the Fund held 18.5% of its total assets in China A-share investments.

Overall, 2013 saw a continuing weak domestic market in China. The CSI 300 index fell 2.8% (-21% since its high point in August, 2009). In the past year, the A-share market diverged significantly: large capital stocks weakened after initial gains, but smaller capitalised stocks remained generally strong throughout the year (the ChiNext index which covers smaller stocks recorded a gain of 83%). There was a large divergence between the “new” economy and “old” economy sectors. Best performing sectors included media, computer, telecom and electronic components while coal and non-ferrous metals witnessed the largest decline. Other important events included the rise of market interest rates in June and December and the Third Plenary Session of the 18th Central Committee which has brought hopes of deep reforms in years to come. China’s reform program is expected to cause stock market volatility (as it involves both de-leveraging and substantial policy changes), but could ultimately result in a re-rating of depressed state-owned enterprise shares.

Leverage

The Fund continues to take advantage of its ability to leverage its portfolio. As stated in last year’s Annual Report, the Fund renewed its $17.5m credit facility with Scotiabank (Ireland) Ltd for a further two year period on February 25, 2013. The facility matures in February 2015 at which point the Board will review its gearing facility. Under this arrangement, Scotiabank provides a secured, committed credit facility which can be utilized at any time. This financing arrangement gives the Investment Advisor the flexibility to tactically manage borrowed monies at its discretion under the scrutiny of your Board. During the year to December 31, 2013, the Fund’s leverage ranged from 9.2% to 12.7% and at the time of writing is 11.3%, reflecting the Investment Advisor’s positive view on the market.

One consequence of the increased use of leverage during the reporting period is an increase in the Fund’s ratio of total expenses to average net assets (excluding interest expense). For the year ended December 31, 2013, the ratio was 2.06% (2012: 2.04%), and whilst this increase is essentially technical, your Board continues to monitor the Fund’s expenses closely.

For more information please refer to the Fund’s website at www.jpmchinaregionfund.com

4	JPMORGAN CHINA REGION FUND, INC.	DECEMBER 31, 2013

Name Change

The Board of the Fund announced at the end of 2013 that it had decided to include the JPMorgan branding in the Fund’s name, given that the JF brand no longer existed. Therefore, with effect from December 6, 2013 the Fund changed its name to JPMorgan China Region Fund, Inc. The Company began trading under its new name on December 13, 2013. The Company’s ticker remained as ‘JFC’ and the new website address is www.jpmchinaregionfund.com

Benchmark

During the year the Board agreed to revise the Fund’s composite benchmark by which it compares the Fund’s relative performance. As previously reported, shareholders should note that dividends received from securities in which the Fund invests are subject to dividend withholding taxes. Therefore, to ensure relative performance the revised benchmark includes both the MSCI Golden Dragon Index and the CSI 300 Index on a net basis, rather than gross, thereby incorporating the deduction of dividend withholding taxes. The Fund’s benchmark was changed from 80% MSCI Golden Dragon Index (Gross), 20% CSI 300 Index (Gross) to 80% MSCI Golden Dragon Index (Net) and 20% CSI 300 Index (Net) on October 1, 2013.

Board Succession Planning

In November 2013, the Board through its Nomination Committee, considered succession planning and the need to refresh its Board and Committees. As a result, it has discussed the possible retirement of two Directors in 2016. The Board intends to recruit two new Directors in place of those retiring and will ensure it maintains an appropriate balance of skills.

Outlook

The Investment Advisor believes that the most recent economic data supports the theory that a synchronized global economic recovery has commenced. We also expect exports will be stronger in 2014 than in previous years. However, along with a better U.S. economy, the commencement of quantitative easing tapering may cause increased market volatility. That said, your Investment Advisor believes that the positive effect of a better global economy will outweigh the concerns of modestly higher interest rates. 2014 should therefore be another positive year for the Greater China markets. Momentum in China’s reform program may put pressure on markets as it involves de-leveraging and substantial policy changes, but should ultimately result in a re-rating of depressed multiples for state owned enterprise shares.

Respectfully submitted

The Rt. Hon. The Earl of Cromer

Chairman

February 28, 2014

DECEMBER 31, 2013	JPMORGAN CHINA REGION FUND, INC.	5

INVESTMENT ADVISOR’S REPORT

Over the 12-month period ending December 31, 2013, the Company achieved a NAV total return of 12.6% outperforming the benchmark return of 5.1% by 7.5%.

The Fund outperformed due to strong contributions from China internet where Tencent was among the best performing stock picks. Plays on environmental or ‘clean energy’ also helped with holdings such as China Resources Gas rising strongly after the Plenum announcements on increased focus to combat pollution in China. Lastly, the Fund’s Macau casino stocks, such as Melco Crown Entertainment, delivered a very strong finish to what had been an excellent year. Ongoing strong growth in gambling activity in Macau was the key driver. Consumer Discretionary names such as Great Wall Motor also helped performance. Stock selection within financials in Taiwan and China were negative contributors.

China Review (including A-shares)

Chinese equities fell in the first quarter of 2013 on concerns of incremental policy tightening and rising sovereign debt risks in Europe. The offshore listed Chinese market (MSCI China Index) was down about 4.4% quarter-on-quarter, while domestic A-shares (CSI 300 Index) dropped only 1.1%. Cyclicals led the fall, while defensives fared better. New property tightening measures further increased worries about a potentially negative impact on the real economy and an anti-corruption campaign by the new leadership negatively affected consumption, capping any upside in the first quarter.

Chinese equities continued to fall through to June 2013 as global markets began to price in the possibility of a reduction in the pace of Federal Reserve quantitative easing, at the same time that China purposely engineered a credit crunch in the interbank funding markets and reported weak economic leading indicators. Domestic A-shares fell further than their off-shore counterparts.

It was only in the third quarter that Chinese equities (both offshore and domestic) staged an impressive rebound after reaching a low in late June. Markets were underpinned by the government’s stimulus package following June’s interbank liquidity squeeze, as well as the unexpected U.S. Federal Reserve’s announcement of a delay in tapering. The easing in monetary policy and selected fiscal spending increases in infrastructure — aiming to maintain the minimum 7.5% Gross Domestic Product (‘GDP’) growth floor as stated by prime minister Li Keqiang — drove a rebound.

In the final quarter of 2013, Chinese equities diverged again with offshore-listed equities continuing the rally while domestic A-shares (CSI 300 Index) posted a decline. Overseas investors were positively surprised by the bold reform blueprint outlined in Chinese Communist Party’s 3rd Plenum. However, domestic investors were worried about the potential negative impact from rising interbank interest rates as banks begin to deleverage. Reform beneficiaries, such as insurance and environmental protection led the rally in the fourth quarter, while potential targets of reform such as oil majors and telecommunication stocks lagged.

Over the year, offshore listed Chinese equities returned just shy of 4%, whereas domestic A-shares posted a decline of 2.5% in USD terms.

China Outlook

We expect the macro environment to be stable in 2014 while reform implementations become the focus. We do not see a strong surge of activities as corporate China and local governments go through a deleveraging process, keeping rates at relatively higher levels. The three-month Shanghai Interbank Offered Rate (‘SHIBOR’) has rebounded to above 5% level since December 2013 versus FY2013 average at about 4.5% (peaked at around 6% in December). We also do not foresee a sharp slowdown of the economy as the government has policy options of

6	JPMORGAN CHINA REGION FUND, INC.	DECEMBER 31, 2013

maintaining enough growth room to mitigate the short-term pain of reforms.

On the structural reform front, we expect 2014 should be the key policy launch year as well as action year for some low hanging fruits. As the government has set 2020 to be the deadline for achieving major reforms, we believe the next two years will see concentrated launches for key policies. The policies most likely to be executed first include closure of excess capacity, environmental protection, interest rate liberalizations and factor price reform. More complex reforms such as breaking up state owned enterprise (‘SOE’) monopolies and rural land ownership etc. will most likely be launched on a pilot basis.

Valuations remain attractive; MSCI China Index is trading at 9X 12-month forward P/E on 10% earnings growth (vs. mid-cycle at 12X). We believe structural reform could improve returns (especially for SOEs) and/or reduce tail risks, thus a potential re-rating for China.

Hong Kong Review

In a continuation from late 2012 the Hong Kong government implemented further measures to dampen the property market, including the doubling of stamp duty. As a result, property transaction volumes reached historical lows and property stocks lagged the broader market in the first quarter of 2013. However, retail sales gained momentum going into the New Year, with combined January-February sales increasing 15.8% year-on-year, somewhat cushioning equity markets. Among the three Greater China markets, only Hong Kong finished in positive territory in the first quarter.

However, in the second quarter of 2013, Hong Kong equities were not spared the global sell-off on the back of the tapering announcement. The rate-sensitive counters, most notably real estate investment trusts and utilities, were hit. The property sector remained under pressure, due to concerns over the negative price impact of rising rates and the continued policy overhang as the government intimated further measures if prices were to go up.

In July to September 2013 Hong Kong equities enjoyed a relief rally alongside Chinese markets as a result of the delay in Fed tapering. Naturally, the interest rate sensitive property sector reacted positively. However, price pressures remained as primary launches were only able to generate volume by lowering the premium to secondary units. Moreover, developers became very selective in bidding for land, resulting in lower-than expected winning bids.

Despite the long anticipated announcement of the commencement of tapering in the U.S., Hong Kong equities managed to eke out further gains during the fourth quarter — largely driven by strength in the Macau gaming sector. Property developers continued their recent strategy of launching new projects at attractive prices, sometimes on a par with neighboring secondary units, in order to continue generating interest. Macau gaming stocks were the top performers as sector growth continued to surprise on the upside. The National Day holidays in October resulted in a record month while December gaming revenue growth came in at a strong 18.5%, despite a high base.

Hong Kong Outlook

The commencement of tapering in the U.S. will cast an overhang on Hong Kong equities, especially on the rate-sensitive property and utilities sectors. However, the adverse impact should be limited as long as rate expectations do not materially move up. Moreover, if China can continue to maintain its economic resilience while undertaking reforms necessary to ensure stability in the long run, this should buffer against any potentially damaging liquidity withdrawal. Nonetheless, we do expect volatility in the near term given these cross currents.

DECEMBER 31, 2013	JPMORGAN CHINA REGION FUND, INC.	7

INVESTMENT ADVISOR‘S REPORT (continued)

The healthy sales volume achieved in new property launches is an indicator of the underlying demand for property in Hong Kong, including some signs of returning mainland demand. The launches in 2014 will be even more numerous, testing the depth of such demand and the purchasing power. Given the healthy household balance sheet and pent-up demand, we would expect a positive reception provided the rate environment in Hong Kong is not subject to any shocks driven by U.S. rate increases and liquidity withdrawal.

Macau gaming could become a more challenging investment proposition given higher valuation levels and a lack of supply additions in 2014. However, visibility of its sustained growth remains attractive given the potential for increasing monetization of existing gaming facilities as market segmentation is further refined. Moreover, the market may start to price in new supply additions coming on stream in 2015 and beyond.

Taiwan Review

The first quarter was the only quarter in 2013 where returns were negative for Taiwanese equities. The technology sector again underperformed, while non-technology stocks, particularly financials, performed reasonably well. In anticipation of financial deregulation, momentum in the financial sector was led by a strong rally in insurance companies, which also benefited from yield recovery and asset appreciation themes. Taiwan and China finally reached an agreement to establish a renminbi clearing system in Taiwan.

Unlike the other Greater China markets, Taiwan remained in positive territory in the second quarter. Taiwan’s parliament finally revised its capital gains tax proposal, following the concerns of retail investors which buoyed markets. Production and job market indicators also suggested that the economy was (and continues to be) in a phase of stable but minimal growth. Lastly, Taiwan and mainland China concluded a cross-strait trade in services agreement on June 21, introducing a new era in bilateral business ties.

Alongside the other Greater China markets, Taiwan equities enjoyed a boost in the third quarter of 2013 as manufacturing activity improved as exports staged a comeback. Taiwan’s second quarter GDP growth came in better than expected at 2.3% year-on-year. With benign inflation, the central bank had also left its key interest rates unchanged for the ninth consecutive quarter. On the political front, President Ma Ying-jeou tried but failed to expel the longstanding president of the Legislative Yuan, Wang Jin-pyng, which delayed official governmental approval of the cross-strait/service industry trade pact with China.

In the fourth and final quarter of 2013, thanks to the year-end window dressing, the Taiwan Index (TWSE) closed up just over 4% in USD. Non-technology stocks continued to perform well, whereas technology performance was mixed: component plays were quite encouraging on restocking demand, while communication was dragged down by HTC as the handset firm announced two consecutive quarters of operating losses. LED stocks were strong and spiked up toward the year end, as demand improved driven by lighting which helped LED companies to turn profitable in the fourth quarter, with strength expected to continue into 2014.

Taiwan Outlook

The improving global macro backdrop will be an important catalyst supporting Taiwan’s earnings growth, as exports still account for 70% of its GDP. Our belief is that U.S. growth in 2014 is most likely to be faster than 2013, Europe is likely to post positive growth and Japan’s 2014 GDP growth could also accelerate from 2013. These three regions account for over 60% of Taiwan’s final export destinations. The healthy global macro backdrop is expected to drive earnings growth of another 10%-15% in 2014 after 30%-40% profit growth in 2013.

8	JPMORGAN CHINA REGION FUND, INC.	DECEMBER 31, 2013

Central banks will have to tighten but rate hikes will be moderate and represent little challenge to the accelerating GDP growth. Taiwan’s strong current account and the foreign exchange reserve position could help provide a buffer compared to other emerging markets. Overall, fundamentals remain strong, valuations are undemanding and there is still ample liquidity.

Greater China Outlook

2014 should, in our opinion, be another positive year for Greater China markets. However, we expect continued volatility in the near-term given the strong rally in equity markets last year paired with the continued tapering of Fed stimulus. China’s reform program may cause stock market volatility (as it involves both de-leveraging and substantial policy changes), but ultimately this should result in a re-rating of depressed SOE shares. Taiwan corporate performance should improve as trade continues to pick up and as the U.S. dollar strengthens. In contrast, we see fewer opportunities in Hong Kong given the strong performance of Macau shares in the last few years and Hong Kong’s sensitivity to expectations in U.S. interest rates.

DECEMBER 31, 2013	JPMORGAN CHINA REGION FUND, INC.	9

TOP TEN HOLDINGS

AT DECEMBER 31, 2013

% OF NET ASSETS
Taiwan Semiconductor Manufacturing Co., Ltd. (‘TSMC’)	6.4
Manufactures and markets integrated circuits. The company provides the following services: wafer manufacturing, wafer probing, assembly and testing, mask production and design services. The company’s integrated circuits are used in computer, communication, consumer electronics, automotive and industrial equipment industries.

Tencent Holdings Ltd.	5.6
Provides internet, mobile, and telecommunication value-added services in China. The company has an instant messaging community in China. Tencent also provides online advertising services.

Industrial & Commercial Bank of China Ltd. (‘ICBC’)	4.2
Provides a broad range of personal and corporate commercial banking services across China. The bank’s businesses include deposit, loan, credit card, fund underwriting and trust, and foreign currency settlement and trading.

AIA Group Ltd.	4.0
Offers insurance and financial services. The company writes life insurance for individuals and businesses, accident and health insurance, retirement planning, and wealth management services.

China Construction Bank Corp. ‘H’	3.4
Provides a complete range of banking services and other financial services to individual and corporate customers. The bank’s services include retail banking, international settlement, project finance and credit card services.

CNOOC Ltd.	2.4
Through its subsidiaries, explores, develops, produces, and sells crude oil and natural gas.

Hutchison Whampoa Ltd.	2.3
Operates businesses in ports and related services, telecommunications, property and hotels, retail and manufacturing, and energy and infrastructure.

Sands China Ltd.	2.1
Develops, owns, and operates integrated resorts and casinos in Macau. The company also owns convention and exhibition halls in Macau and retail malls.

China Petroleum & Chemical Corp.	2.0
Refines, produces and trades petroleum and petrochemical products such as gasoline, diesel, jet fuel, kerosene, ethylene, synthetic fibers, synthetic rubber, synthetic resins, and chemical fertilizers. Also, the Company explores for and produces oil and natural gas in China.

Cheung Kong Holdings Ltd.	1.8
Through its subsidiaries, develops and invests in real estate. The company also provides real estate agency and management services, operates hotels, and invests in securities.

10	JPMORGAN CHINA REGION FUND, INC.	DECEMBER 31, 2013

INVESTMENT PORTFOLIO

AT DECEMBER 31, 2013

DESCRIPTION	HOLDINGS (IN SHARES)	VALUE (IN US$)
COMMON STOCK (unless otherwise noted)
CHINA (56.4%)
Airlines (0.5%)
China Eastern Airlines Corp., Ltd. (a)	1,542,000	580,664

Auto Components (0.9%)
Huayu Automotive Systems Co., Ltd., ‘A’	171,000	286,417
Minth Group Ltd.	346,000	718,388

		1,004,805

Automobiles (2.6%)
Chongqing Changan Automobile Co., Ltd., ‘A’	122,902	232,450
Dongfeng Motor Group Co., Ltd.	370,000	579,266
FAW CAR Co., Ltd., ‘A’ (a)	190,223	373,917
Great Wall Motor Co., Ltd.	209,500	1,156,339
Great Wall Motor Co., Ltd., ‘A’	48,479	329,685
SAIC Motor Corp., Ltd., ‘A’	142,000	331,667

		3,003,324

Beverages (0.5%)
Beijing Yanjing Brewery Co., Ltd., ‘A’	100,000	133,798
Tsingtao Brewery Co., Ltd., ‘A’	52,082	421,119

		554,917

Capital Markets (1.7%)
China Cinda Asset Management Co., Ltd. (a)	911,000	568,619
China Merchants Securities Co., Ltd., ‘A’	70,000	146,616
CITIC Securities Co., Ltd., ‘A’	474,937	1,000,255
Southwest Securities Co., Ltd., ‘A’	103,000	168,947

		1,884,437

Chemicals (0.2%)
Jiangsu Jiangnan High Polymer Fiber Co. Ltd., ‘A’	230,000	265,184

Commercial Banks (12.6%)
Agricultural Bank of China Ltd., ‘A’	4,335,000	1,775,847
China Construction Bank Corp.	4,984,000	3,760,030
China Construction Bank Corp., ‘A’	2,152,100	1,471,728
China Minsheng Banking Corp., Ltd.	1,262,000	1,401,264
China Minsheng Banking Corp., Ltd., ‘A’	156,350	199,379

DESCRIPTION	HOLDINGS (IN SHARES)	VALUE (IN US$)
Commercial Banks — continued
Industrial & Commercial Bank of China Ltd.	6,945,930	4,693,741
Industrial Bank Co., Ltd., ‘A’	175,000	293,117
Ping An Bank Co., Ltd., ‘A’	190,000	384,463

		13,979,569

Commercial Services & Supplies (0.3%)
Beijing Originwater Technology Co., Ltd., ‘A’	55,948	378,815

Communications Equipment (0.9%)
AAC Technologies Holdings, Inc.	208,500	1,012,345

Construction Materials (1.9%)
Anhui Conch Cement Co., Ltd., ‘A’	348,423	976,107
Anhui Conch Cement Co., Ltd.	298,000	1,104,871

		2,080,978

Containers & Packaging (0.8%)
Greatview Aseptic Packaging Co., Ltd.	1,547,000	913,720

Diversified Consumer Services (0.6%)
China Conch Venture Holdings Ltd. (a)	232,000	635,776

Diversified Telecommunication Services (1.1%)
China Telecom Corp., Ltd.	2,422,000	1,224,384

Electrical Equipment (0.3%)
NARI Technology Development Co., Ltd., ‘A’	113,980	279,965

Electronic Equipment, Instruments & Components (0.8%)
Hangzhou Hikvision Digital Technology Co., Ltd., ‘A’	183,426	696,267
Universal Scientific Industrial Shanghai Co., Ltd., ‘A’	66,000	229,488

		925,755

Energy Equipment & Services (1.6%)
China Oilfield Services Ltd.	336,000	1,042,106
Yantai Jereh Oilfield Services Group Co., Ltd., ‘A’	57,821	758,066

		1,800,172

Food & Staples Retailing (0.3%)
Shanghai Jinfeng Wine Co., Ltd., ‘A’	104,982	149,308
Yonghui Superstores Co., Ltd., ‘A’	125,500	275,508

		424,816

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN CHINA REGION FUND, INC.	11

INVESTMENT PORTFOLIO

AT DECEMBER 31, 2013 (continued)

DESCRIPTION	HOLDINGS (IN SHARES)	VALUE (IN US$)
COMMON STOCK — continued
Food Products (2.5%)
Inner Mongolia Yili Industrial Group Co., Ltd., ‘A’	44,436	286,850
Tingyi Cayman Islands Holding Corp.	286,000	826,174
Want Want China Holdings Ltd.	1,054,000	1,522,355
Zhejiang Beingmate Technology Industry & Trade Co., Ltd., ‘A’	20,442	103,664

		2,739,043

Health Care Providers & Services (0.4%)
Phoenix Healthcare Group Co., Ltd. (a)	283,000	453,279

Hotels, Restaurants & Leisure (0.7%)
MGM China Holdings Ltd.	102,000	435,397
Shenzhen Overseas Chinese Town Co., Ltd., ‘A’	340,000	297,659

		733,056

Household Durables (2.0%)
BesTV New Media Co., Ltd., ‘A’ (a)	30,000	183,204
GoerTek, Inc., ‘A’	107,336	621,970
Gree Electric Appliances, Inc., ‘A’	152,501	822,723
Hangzhou Robam Appliances Co., Ltd., ‘A’	30,811	200,931
Qingdao Haier Co., Ltd., ‘A’	88,000	283,454

		2,112,282

Independent Power Producers & Energy Traders (1.6%)
China Longyuan Power Group Corp.	537,000	691,826
Huaneng Renewables Corp. Ltd.	2,342,000	1,123,537

		1,815,363

Insurance (5.3%)
China Life Insurance Co., Ltd.	300,000	938,189
China Pacific Insurance Group Co., Ltd.	158,200	620,208
China Pacific Insurance Group Co., Ltd., ‘A’	100,000	306,084
New China Life Insurance Co., Ltd. (a)	174,100	583,754
PICC Property & Casualty Co., Ltd.	652,000	966,947
Ping An Insurance Group Co. of China Ltd.	122,000	1,092,671
Ping An Insurance Group Co. of China Ltd., ‘A’	196,776	1,356,392

		5,864,245

DESCRIPTION	HOLDINGS (IN SHARES)	VALUE (IN US$)
Internet Software & Services (6.0%)
Autohome, Inc., ADR (a)	13,432	491,477
Tencent Holdings Ltd.	97,900	6,244,450

		6,735,927

IT Services (0.4%)
Beijing eGOVA Co. Ltd., ‘A’	35,189	217,973
Wonders Information Co., Ltd., ‘A’	36,816	170,157

		388,130

Machinery (0.4%)
CSR Corp. Ltd., ‘A’	170,000	140,686
Fujian Tianguang Fire-fighting Scie-Tech Co., Ltd., ‘A’	209,973	312,849

		453,535

Media (0.2%)
Zhejiang Huace Film & TV Co., Ltd., ‘A’	38,461	202,664

Metals & Mining (0.1%)
Angang Steel Co., Ltd., ‘A’ (a)	300,000	159,071

Multiline Retail (1.0%)
Beijing Wangfujing Department Store Group Co., Ltd., ‘A’	77,291	231,851
Intime Retail Group Co., Ltd.	768,000	799,267
Wuhan Department Store Group Co., Ltd., ‘A’ (a)	59,987	126,437

		1,157,555

Oil, Gas & Consumable Fuels (4.4%)
China Petroleum & Chemical Corp.	2,737,400	2,234,598
CNOOC Ltd.	1,431,000	2,661,107

		4,895,705

Pharmaceuticals (0.9%)
Tasly Pharmaceutical Group Co., Ltd., ‘A’	94,347	668,419
Yunnan Baiyao Group Co., Ltd., ‘A’	22,884	385,527

		1,053,946

Real Estate Management & Development (1.7%)
China Vanke Co., Ltd., ‘A’	1,262,000	1,673,939
Gemdale Corp., ‘A’	182,000	200,823

		1,874,762

Road & Rail (0.3%)
Daqin Railway Co., Ltd., ‘A’	249,980	305,151

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN CHINA REGION FUND, INC.	DECEMBER 31, 2013

DESCRIPTION	HOLDINGS (IN SHARES)	VALUE (IN US$)
COMMON STOCK — continued
Semiconductors & Semiconductor Equipment (0.2%)
Sanan Optoelectronics Co., Ltd., ‘A’	65,000	266,167

Specialty Retail (0.2%)
Haining China Leather Market Co., Ltd., ‘A’	55,000	188,787

Trading Companies & Distributors (0.2%)
Avic Capital Co., Ltd., ‘A’	75,000	210,360

Transportation Infrastructure (0.1%)
Shanghai International Airport Co., Ltd., ‘A’	52,940	125,225

Water Utilities (0.2%)
Sound Environmental Co., Ltd., ‘A’	34,988	201,124

TOTAL CHINA		62,885,003

HONG KONG (35.1%)
Auto Components (0.5%)
Xinyi Glass Holdings Ltd.	664,000	585,709

Automobiles (0.5%)
Geely Automobile Holdings Ltd.	1,090,000	527,127

Commercial Banks (2.8%)
BOC Hong Kong Holdings Ltd.	334,500	1,071,963
Dah Sing Financial Holdings Ltd.	288,900	1,656,062
HSBC Holdings plc	35,163	381,590

		3,109,615

Commercial Services & Supplies (0.5%)
China Everbright International Ltd.	450,000	602,375

Construction & Engineering (0.4%)
Louis XIII Holdings Ltd.	482,000	485,462

Distributors (0.4%)
Dah Chong Hong Holdings Ltd.	533,000	398,669

Diversified Financial Services (0.2%)
First Pacific Co., Ltd.	190,000	216,112

Diversified Telecommunication Services (1.4%)
China Unicom Hong Kong Ltd.	286,000	427,840
HKT Trust & HKT Ltd.	1,088,000	1,074,769

		1,502,609

Electric Utilities (1.3%)
Cheung Kong Infrastructure Holdings Ltd.	226,000	1,426,654

DESCRIPTION	HOLDINGS (IN SHARES)	VALUE (IN US$)
Gas Utilities (1.4%)
China Resources Gas Group Ltd.	440,000	1,532,053

Hotels, Restaurants & Leisure (5.3%)
Galaxy Entertainment Group Ltd. (a)	176,000	1,578,582
Melco Crown Entertainment Ltd., ADR (a)	27,769	1,089,100
REXLot Holdings Ltd.	3,723,240	504,159
Sands China Ltd.	291,200	2,379,005
Tsui Wah Holdings Ltd.	488,000	342,355

		5,893,201

Industrial Conglomerates (3.2%)
Hutchison Whampoa Ltd.	192,000	2,609,752
NWS Holdings Ltd.	383,279	584,239
Shun Tak Holdings Ltd.	770,000	452,807

		3,646,798

Insurance (4.1%)
AIA Group Ltd.	898,000	4,504,881

Marine (0.7%)
Orient Overseas International Ltd.	160,500	806,195

Multiline Retail (0.7%)
Lifestyle International Holdings Ltd.	411,500	762,047

Real Estate Investment Trusts (REITs) (0.7%)
Yuexiu Real Estate Investment Trust	1,688,000	822,852

Real Estate Management & Development (6.5%)
Cheung Kong Holdings Ltd.	125,000	1,973,099
China Overseas Land & Investment Ltd.	530,000	1,490,012
China Resources Land Ltd.	190,000	470,939
Hongkong Land Holdings Ltd.	94,000	554,600
Kerry Properties Ltd.	122,500	424,958
New World Development Co., Ltd.	621,848	785,099
Swire Properties Ltd.	226,800	573,266
Wharf Holdings Ltd.	134,400	1,027,806

		7,299,779

Road & Rail (0.7%)
MTR Corp., Ltd.	204,500	774,032

Semiconductors & Semiconductor Equipment (0.8%)
GCL-Poly Energy Holdings Ltd. (a)	2,768,000	856,712

Textiles, Apparel & Luxury Goods (0.9%)
Prada S.p.A.	78,000	694,066
Samsonite International S.A.	111,600	339,652

		1,033,718

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN CHINA REGION FUND, INC.	13

INVESTMENT PORTFOLIO

AT DECEMBER 31, 2013 (continued)

DESCRIPTION	HOLDINGS (IN SHARES)	VALUE (IN US$)
COMMON STOCK — continued
Transportation Infrastructure (0.6%)
China Merchants Holdings International Co., Ltd.	168,000	613,131

Water Utilities (0.9%)
Beijing Enterprises Water Group Ltd.	1,554,000	975,972

Wireless Telecommunication Services (0.6%)
China Mobile Ltd.	67,500	699,870

TOTAL HONG KONG		39,075,573

TAIWAN (19.3%)
Auto Components (0.6%)
Cheng Shin Rubber Industry Co., Ltd.	232,850	609,402

Chemicals (0.8%)
China Steel Chemical Corp.	170,000	935,461

Commercial Banks (1.1%)
E.Sun Financial Holding Co., Ltd.	1,846,326	1,226,609

Computers & Peripherals (0.3%)
Lite-On Technology Corp.	224,000	359,260

Diversified Financial Services (1.0%)
Fubon Financial Holding Co., Ltd.	768,989	1,124,966

Electronic Equipment, Instruments & Components (2.4%)
Delta Electronics, Inc.	214,000	1,220,662
Innolux Corp. (a)	1,585,430	603,776
Largan Precision Co., Ltd.	20,000	815,341

		2,639,779

Food Products (0.8%)
Uni-President Enterprises Corp.	497,377	896,175

Internet Software & Services (0.6%)
PChome Online, Inc.	80,025	641,736

Leisure Equipment & Products (0.7%)
Johnson Health Tech Co., Ltd.	120,192	313,753
Merida Industry Co., Ltd.	60,000	435,855

		749,608

Metals & Mining (0.4%)
China Steel Corp.	512,000	463,838

DESCRIPTION	HOLDINGS (IN SHARES)	VALUE (IN US$)
Real Estate Management & Development (1.1%)
Huaku Development Co., Ltd. (a)	211,000	596,111
Ruentex Development Co., Ltd.	348,992	676,824

		1,272,935

Semiconductors & Semiconductor Equipment (9.0%)
Advanced Semiconductor Engineering, Inc.	1,096,802	1,019,391
MediaTek, Inc.	87,000	1,294,630
Taiwan Semiconductor Manufacturing Co., Ltd.	2,020,057	7,150,704
United Microelectronics Corp.	1,306,000	541,181

		10,005,906

Textiles, Apparel & Luxury Goods (0.5%)
Pou Chen Corp.	386,000	576,989

TOTAL TAIWAN		21,502,664

INVESTMENT COMPANY
HONG KONG (1.5%)
JPMorgan China Pioneer A-Share Fund (a)*	63,257	1,656,070

TOTAL INVESTMENTS (112.3% of Net Assets) (Cost $102,265,338)		125,119,310

Liabilities in excess of other assets (-12.3% of Net Assets)		(13,683,713)

NET ASSETS (100.0%)		111,435,597

As of December 31, 2013, aggregate cost for Federal income tax purposes was $103,115,367. The aggregate unrealized gain for all securities is as follows
Excess of value over cost	24,499,262
Excess of cost over value	(2,495,319)

Net unrealized gain	22,003,943

*	No advisor’s fee is levied on this investment. Please refer to note 4.i on page 22 for further information.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ADR –	American Depositary Receipt.

(a)	Non-income producing security.

A	China A-shares (See Note 7.iii)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN CHINA REGION FUND, INC.	DECEMBER 31, 2013

STATEMENT OF ASSETS AND LIABILITIES

AT DECEMBER 31, 2013

(in US$)
ASSETS:
Investments in non-affiliates, at value (cost $100,830,690)	123,463,240
Investments in affiliates, at value (cost $1,434,648)	1,656,070

Total investments, at value (cost $102,265,338)	125,119,310
Cash	18,682
Foreign currency, at value (cost $1,493,793)	1,497,939
Deposits at broker (See Note 7.iii.)	29,135
Receivable for securities sold	627,913
Dividends receivable	779

Total Assets	127,293,758

LIABILITIES:
Loan payable to bank (See Note 6)	15,000,000
Payables
Payable for securities purchased	155,782
Accrued liabilities
Deferred China capital gains tax	528,750
Other	87,935
Investment advisory fees	37,059
Administration fees	21,874
Custodian and accounting fees	19,243
Interest on loan	4,715
Directors’ fees and expenses	2,803

Total Liabilities	15,858,161

Net Assets	111,435,597

Net assets consist of:
Common stock, $0.01 par value (100,000,000 shares authorized; 6,447,637 shares issued and outstanding)	64,476
Paid-in capital	98,994,145
Undistributed net investment income	534,460
Accumulated realized loss on investments and foreign currency transactions	(10,846,289)
Accumulated net unrealized appreciation on investments, foreign currency holdings, and other assets and liabilities denominated in foreign currencies	22,688,805

Net Assets	111,435,597

Net Asset Value Per Share ($111,435,597 ÷ 6,447,637)	17.28

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN CHINA REGION FUND, INC.	15

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2013

(in US$)
INVESTMENT INCOME:
Dividends from non-affiliates (net of foreign withholding tax of $281,948)	3,002,748
Interest income from non-affiliates	2,261
Interest income from affiliates	2,564

Total Investment Income	3,007,573

EXPENSES:
Investment advisory fees	1,143,807
Directors’ fees and expenses	353,720
Interest expense to non-affiliates (See Note 6)	219,553
Custodian and accounting fees	178,138
Legal fees	153,132
Administration fees	88,293
Audit fees	66,097
Insurance fees	42,499
Shareholder service fees	35,322
NYSE listing fees	25,383
Shareholder report fees	25,014
Other expenses	17,583
Lending facility arrangement fee	17,500
Interest expense to affiliates	417

Total Expenses	2,366,458

Net Investment Income	641,115

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY HOLDINGS AND OTHER ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES:
Net realized gain (loss)
Investments in non-affiliates (net of China tax of $261,947 on realized gain)	5,717,398
Investments in affiliates	10,931
Foreign currency transactions	9,996

Net realized gain (loss)	5,738,325

Net change in unrealized appreciation/depreciation
Investments in non-affiliates (net of China tax of $(5,297) on unrealized appreciation)	6,082,647
Investments in affiliates	72,517
Foreign currency translations	4,695

Change in net unrealized appreciation/depreciation	6,159,859

Net realized and unrealized gain (loss) on investments, foreign currency holdings and other assets and liabilities denominated in foreign currencies	11,898,184

Net increase in net assets resulting from operations	12,539,299

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN CHINA REGION FUND, INC.	DECEMBER 31, 2013

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Year Ended December 31, 2013 (in US$)	Year Ended December 31, 2012 (in US$)
INCREASE IN NET ASSETS:
Operations
Net investment income	641,115	490,550
Net realized gain (loss) on investment transactions	5,738,325	(626,101)
Net change in unrealized appreciation (depreciation) on investments, foreign currency holdings and other assets and liabilities denominated in foreign currencies	6,159,859	18,307,670

Net increase (decrease) in net assets resulting from operations	12,539,299	18,172,119

DISTRIBUTIONS TO STOCKHOLDERS:
Net investment income	(831,745)	(670,554)

Total distributions to shareholders	(831,745)	(670,554)

Total increase (decrease) in net assets	11,707,554	17,501,565

NET ASSETS:
Beginning of period	99,728,043	82,226,478

End of period (including undistributed net investment income of $534,460 and $649,850, respectively)	111,435,597	99,728,043

SHARE TRANSACTIONS
Opening number of shares	6,447,637	6,447,637

Closing number of shares	6,447,637	6,447,637

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN CHINA REGION FUND, INC.	17

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2013

INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase/decrease in net assets from operations	12,539,299
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(85,388,678)
Proceeds from disposition of investment securities	77,671,245
Change in unrealized (appreciation)/depreciation on investments	(6,155,164)
Net realized (gain)/loss on investments	(5,728,329)
Increase in deposits at broker	(1,421)
Increase in receivable for securities sold	(138,266)
Decrease in dividends receivable	3,711
Decrease in payable for securities purchased	(817,767)
Increase in accrued expenses and other liabilities	(158,894)

Net cash provided (used) by operating activities	(8,174,264)

Cash flows provided (used) by financing activities:
Proceeds from borrowings	14,500,000
Repayment of borrowings	(4,500,000)
Due to custodian	(1,247)
Cash distributions paid to shareholders	(831,745)

Net cash provided (used) by financing activities	9,167,008

Net increase/decrease in cash	992,744

Cash:
Beginning of period (including foreign currency of $523,877)	523,877

End of period (including foreign currency of $1,497,939)	1,516,621

Supplemental disclosure of cash flow information:

During 2013, the Fund paid $228,496 in interest expense, including $417 to affiliates.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN CHINA REGION FUND, INC.	DECEMBER 31, 2013

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	For the Year Ended December 31, 2013 (in US$)	For the Year Ended December 31, 2012 (in US$)	For the Year Ended December 31, 2011 (in US$)	For the Year Ended December 31, 2010 (in US$)	For the Year Ended December 31, 2009 (in US$)
For a share outstanding throughout each year:
Net asset value, beginning of period	15.47	12.75	17.41	15.27	9.50

Net investment income	0.10	0.08	0.14	0.05	0.02
Net realized and unrealized gain (loss)	1.84	2.74	(4.70)	2.11	5.81

Total from investment operations	1.94	2.82	(4.56)	2.16	5.83

Dividends from net investment income	(0.13)	(0.10)	(0.10)	(0.02)	(0.06)

Net asset value, end of period	17.28	15.47	12.75	17.41	15.27

Market value, end of period	15.16	14.00	11.02	15.79	13.78

Total Investment Return
Per share market value *	9.2%	28.2%	(29.6%)	14.7%	57.8%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period	111,435,597	99,728,043	82,226,478	112,248,790	98,457,230
Ratio of total expenses to average net assets	2.26%	2.11%	1.89%	1.99%	2.12%
Ratio of total expenses to average net assets, excluding interest expense	2.05%	2.04%	1.89%	1.99%	2.12%
Ratios of net investment income to average net assets	0.61%	0.54%	0.87%	0.32%	0.19%
Portfolio turnover rate	66.6%	85.8%	66.8%	76.1%	101.0%
Number of shares outstanding at end of period (in thousands)	6,448	6,448	6,448	6,448	6,448

*	The total investment return excludes the effect of commissions. Dividends and distributions, if any, are assumed for the purpose of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan or if specified in accordance with the terms of the distribution.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	JPMORGAN CHINA REGION FUND, INC.	19

NOTES TO FINANCIAL STATEMENTS

AT DECEMBER 31, 2013

1. Organization and Capital

JPMorgan China Region Fund, Inc. (the ‘Fund’) was incorporated in the State of Maryland on May 22, 1992, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (‘1940 Act’). The Fund commenced operations on July 16, 1992.

The Fund seeks to achieve long-term capital appreciation through investments primarily in equity securities of companies with substantial assets in, or revenues derived from, the People’s Republic of China (‘China’), Hong Kong, Taiwan and Macau — collectively, the ‘China Region’.

Effective December 6, 2013, the JF China Region Fund, Inc. changed its name to JPMorgan China Region Fund, Inc.

2. Significant Accounting Policies

The following significant accounting policies, which are in conformity with accounting principles generally accepted in the United States of America (‘GAAP’), are consistently followed by the Fund in the preparation of its financial statements.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from these estimates.

i) Security Valuation — All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination or, if no sales price is available at that time, at the mean between the last current bid and ask prices. Securities that are traded over-the-counter are valued, if bid and ask quotations are available, at the mean between the current bid and ask prices. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. All other securities and assets are valued at fair value as determined in good faith by the Board of Directors. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. In valuing the Fund’s assets, quotations of foreign securities in a foreign currency are translated to United States (‘U.S.’) dollar equivalents at the prevailing exchange rate in effect on the valuation date. Investments in open ended mutual funds are valued at current day’s closing net asset value per share (“NAV”), with the exception of the JPMorgan China Pioneer A-Share Fund, which is valued at the current day’s closing bid price.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

20	JPMORGAN CHINA REGION FUND, INC.	DECEMBER 31, 2013

NOTES TO FINANCIAL STATEMENTS

AT DECEMBER 31, 2013 (continued)

The following table represents each valuation input as presented on the Investment Portfolio:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$123,463,240	$1,656,070	$—	$125,119,310

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the Investment Portfolio. Level 2 consists of an open ended mutual fund. Please refer to the Investment Portfolio for industry specifics of portfolio holdings.

ii) Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mid-market price of such currencies against U.S. dollars as follows:

•	investments, other assets, and liabilities at the prevailing rates of exchange on the valuation date;
•	investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held or sold during the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investments.

Unrealized currency gains (losses) resulting from valuing foreign currency denominated assets and liabilities at period-end exchange rates are reflected as a component of accumulated net unrealized gain (loss) on investments, foreign currency holdings, and other assets and liabilities denominated in foreign currencies.

iii) Restricted and Illiquid Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act). An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund.

iv) Distribution of Income and Gains — The Fund intends to distribute to stockholders, at least annually, substantially all of its net investment income and expects to distribute annually any net long-term capital gains in excess of net short-term capital losses.

Income and capital gain distributions are determined in accordance with Federal income tax regulations and may differ from those determined in accordance with GAAP.

v) Other — Security transactions are accounted for on trade date. Realized gains and losses on the sale of investment securities are determined on the identified cost basis. Interest income is recognized on the accrual basis. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

vi) Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

DECEMBER 31, 2013	JPMORGAN CHINA REGION FUND, INC.	21

NOTES TO FINANCIAL STATEMENTS

AT DECEMBER 31, 2013 (continued)

As described in Note 7.iii, the Fund invests in China A-shares, which are separately identified in the Investment Portfolio. Based upon its current interpretation of tax rules in China, the Fund records an estimated deferred tax liability for realized and unrealized gains on China A-share securities sold during, or held at the end of, the reporting period.

3. Investment Transactions

During the year ended December 31, 2013, the Fund made purchases of $85,388,678 and sales of $77,671,245 of investment securities other than short-term investments. There were no purchases or sales of U.S. Government securities.

4. Related party, Other Service Provider Transactions and Directors

i) JF International Management Inc. (the Investment ‘Advisor’), an indirect wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) provides investment advisory services to the Fund under the terms of an investment advisory agreement. The Advisor is paid a fee, computed weekly and payable monthly, at the annual rate of 1.00% of the Fund’s weekly managed gross assets. Investments in funds on which the Advisor or its affiliates charges a management fee are excluded from the calculation. The Investment Advisor has agreed to waive its entitlement to a management fee on any cash held when borrowings are drawn under a borrowing facility.

ii) During the year ended December 31, 2013, the Fund did not pay any brokerage commissions to JPMorgan companies or affiliated brokers/dealers.

iii) Other Service Providers — Pursuant to an Administration Agreement, JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan (the “Administrator”), provides certain administration services to the Fund. For the year ended December 31, 2013, the Fund paid an annual administration fee of $88,293 in respect of tax, compliance, financial reporting and regulatory services.

JPMCB provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. In consideration of the accounting services, JPMCB receives a fee accrued daily and paid monthly at the annual rate of 0.02% of the first $12.5 billion of the average daily net assets of all funds in the JPMorgan International Fund Complex and 0.0175% of the average daily net assets in excess of $12.5 billion of all such funds subject to a minimum annual fee of $35,000. The custodian fees are split between safekeeping and transaction changes and vary by market.

iv) Directors — The Fund pays each of its Directors who is not a director, officer or employee of the Adviser, Administrator or any affiliate thereof, an annual fee of $24,100, the Audit Committee Chairman $28,500 and the Chairman $35,000 plus a $3,300 attendance fee for each Board meeting, Management Engagement Committee meeting and Audit Committee meeting attended. A per diem allowance of $2,000 per day, or $1,000 per half day, is paid to Directors in respect of time spent by Directors on Fund business outside normal Board and Committee meetings. The per diem allowance is subject to Board approval in advance. In addition, the Fund reimburses all Directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings. Under normal circumstances, in order to minimize expenses, the Board expects to hold two meetings a year by telephone.

v) As of December 31, 2013, the Fund had two shareholders, each holding more than 5% of the Fund’s outstanding shares, who held in aggregate approximately 57.8% of the Fund’s outstanding shares

5. Capital Share Transactions

On September 6, 2013, the Board of Directors renewed an authority for the Fund to purchase shares of its common stock from Fund stockholders, as described below. When shares trade at a discount to NAV, any purchase of shares by the Fund has the effect of increasing the NAV of the Fund’s remaining shares outstanding. All shares purchased by the Fund are thereafter considered authorized and unissued.

22	JPMORGAN CHINA REGION FUND, INC.	DECEMBER 31, 2013

NOTES TO FINANCIAL STATEMENTS

AT DECEMBER 31, 2013 (continued)

i) Share Repurchase Program — On September 6, 2013, the Board renewed the Fund’s share repurchase authority up to 644,764 shares (10% of its then issued and outstanding shares) in the open market through September 4, 2014. Repurchases can be made only when the Fund’s shares are trading at less than NAV and at such times and amounts as it is believed to be in the best interest of the Fund’s stockholders.

During the years ended December 31, 2013 and December 31, 2012, the Fund did not repurchase any shares under the share repurchase program.

6. Borrowings

On February 25, 2013, the Fund renewed its financing arrangement with Scotiabank (Ireland) Ltd (the ‘Lender’), which was originally entered into on February 27, 2012. Under this arrangement, the Lender provides a secured, committed credit facility in the aggregate amount of $17.5 million to the Fund. No compensating balances are required. The Fund has paid an upfront loan arrangement fee of $17,500, as required under this agreement. Interest on borrowings, if any, will be payable at 1.25% plus the London Interbank Offered Rate (‘LIBOR’). Interest on unutilized amounts will be payable at 0.25% if the unutilized amounts are equal to or less than 50% of the committed amount and 0.35% if the unutilized amounts are greater than 50% of the committed amount. At December 31, 2013, the interest rate on outstanding borrowings was 1.43%. This agreement is in effect until February 25, 2015. The credit agreement governing the credit facility includes usual and customary covenants for this type of transaction.

Borrowings outstanding from the secured, committed credit facility and average borrowings from the credit facility for the year ended December 31, 2013, were as follows:

Outstanding Borrowings at December 31, 2013	Weighted Average Borrowings For Days Drawn Upon	Average Interest Rate on Borrowings	Number of Days Outstanding	Interest Expense on Borrowings	Interest Expense on Unutilized Amounts
$15,000,000	$14,373,973	1.43%	365	$207,879	$11,674

The maximum borrowings during the year ended December 31, 2013 was $17,500,000, from February 25 to May 20, 2013. Interest expense to non-affiliates in the Statement of Operations includes interest expense on borrowings and unutilized amounts during the year ended December 31, 2013.

7. Risks and Uncertainties

i) China Region — Investing in securities of “China Region companies” may include certain risks and considerations not typically associated with investing in U.S. securities. In general, China Region companies are companies organized in the People’s Republic of China, the Hong Kong Special Administrative Region, the Macau Special Administrative Region or Taiwan (the “China Region”) or for which the principal securities trading market is in the China Region; or companies, regardless of where organized, which have 50% or more of their assets in, or derive 50% or more of their revenues or profits from, the China Region. Such risks include fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, these securities may not be as liquid as U.S. securities. At December 31, 2013, the Fund had 56.4%, 36.5% and 19.3%, based on net assets, of its total investments invested in China, Hong Kong and Taiwan, respectively.

ii) Foreign Transactions — Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

DECEMBER 31, 2013	JPMORGAN CHINA REGION FUND, INC.	23

NOTES TO FINANCIAL STATEMENTS

AT DECEMBER 31, 2013 (continued)

iii) Direct Investments in China A-Share Securities — The China Securities Regulatory Commission (“CSRC”) may grant qualified foreign institutional investor (“QFII”) licenses, which allow foreign investments in A-shares on the Shanghai and Shenzhen Stock Exchanges and certain other securities historically not eligible for investment by non-Chinese investors. Each QFII is authorized to invest in China A-shares only up to a specified quota established by the Chinese State Administration of Foreign Exchange (“SAFE”). JF Asset Management Limited has a QFII license permitting it to invest a specific portion of the assets of certain funds (which may include the Fund) in local Chinese securities. Although the laws of China permit the use of nominee accounts for clients of QFIIs, the Chinese regulators require the general securities trading and settlement accounts to be maintained in the name of the QFII. As the Fund is permitted to invest in China A-Shares, the Fund’s local custodian bank maintains a specific sub-account for the A-share investments in the name of the Fund. This amount is included in Deposits at broker in the Statement of Assets and Liabilities. However, there is a risk that creditors of the QFII and its affiliates (each, a “JP Morgan Affiliate”) may assert that a JP Morgan Affiliate, and not the Fund, has recourse against the securities and other assets in the account and/or sub-accounts. If a court upholds such an assertion, creditors of a JP Morgan Affiliate could seek payment from the Fund’s A-share investments.

Additional risks for the Fund’s A-share investments include a potential lack of liquidity, greater price volatility, and restrictions on the repatriation of invested capital. Because of low trading volume and various restrictions on the free flow of capital into the A-share market, the China A-share market could be less liquid and trading prices of A-shares could be more volatile than other local securities markets. In addition, net realized profits on fund investments in A-shares may only be repatriated under certain conditions and upon the approval of SAFE. Rules regarding taxation of investments in mainland China are unsettled and may be subject to change. Changes in the taxation of A-shares could materially affect the Fund’s performance.

iv) Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of any loss from such claims is considered remote.

8. Tax Status

U.S. Federal Income Taxes — No provision for federal income taxes is required since the Fund intends to continue to qualify as a regulated investment company under subchapter M of the Internal Revenue Code and distribute substantially all of its taxable income. Management has reviewed the Funds tax positions for all open tax years and has determined that as of December 31, 2013, no liability for income tax is required in the fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

The tax character of distributions paid for the year ended December 31, 2013 was $831,745 from ordinary income.

The tax character of distributions paid for the year ended December 31, 2012 was $670,554 from ordinary income.

At December 31, 2013, the components of net assets (excluding paid-in capital) on a tax basis were as follows:

Tax Basis Ordinary Income	$815,171
Tax Basis Capital Loss Carryover	(9,883,039)
Tax Unrealized Appreciation on Investments and Foreign Currencies	21,838,776

Net Assets (Excluding Paid-In Capital)	$12,770,908

24	JPMORGAN CHINA REGION FUND, INC.	DECEMBER 31, 2013

NOTES TO FINANCIAL STATEMENTS

AT DECEMBER 31, 2013 (continued)

The cumulative timing differences primarily consist of wash sale loss deferrals, mark to market of investments in passive foreign investment companies (‘PFICs’) and China capital gains tax.

During the year ended December 31, 2013, the Fund reclassified $75,240 from accumulated realized gains on investments to undistributed net investment income on investments as a result of permanent book and tax differences primarily relating to foreign currency and PFICs gains and losses. Net assets were not affected by the reclassifications.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after December 31, 2010, are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, pre-enactment net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2013, the Fund had pre-enactment net capital loss carryforwards of $9,883,039, expiring during 2017, which are available to offset future realized gains.

During the year ended December 31, 2013, the Fund utilized pre-enactment capital loss carryforwards of $555,351 and post-enactment short-term capital loss carryforwards of $4,764,324.

Late year ordinary losses incurred after October 31 and within the taxable year are deemed to arise on the first business date of the Fund’s next taxable year. For the year ended December 31, 2013, the Fund deferred to January 1, 2014 late year ordinary losses of $35,917.

DECEMBER 31, 2013	JPMORGAN CHINA REGION FUND, INC.	25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

JPMorgan China Region Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of JPMorgan China Region Fund, Inc. (formerly JF China Region Fund, Inc.) (hereafter referred to as the “Fund”) at December 31, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 28, 2014

26	JPMORGAN CHINA REGION FUND, INC.	DECEMBER 31, 2013

RESULTS OF THE ANNUAL STOCKHOLDERS‘ MEETING

The Fund held its annual stockholders’ meeting on May 9, 2013. At this meeting, stockholders re-elected Alexander R. Hamilton and John R. Rettberg to the Fund’s Board of Directors, the results of which are set out below.

I) Election of Directors

Nominees	Votes For	Votes Against	Votes Withheld	Shares Not Voted	Total Voting Shares
Alexander R. Hamilton	5,455,053	326,882	—	665,702	6,447,637
John R. Rettberg	5,731,716	50,219	—	665,702	6,447,637

OTHER INFORMATION

Fundamental Investment Restriction on Borrowing

On May 12, 2011, shareholders of the Fund approved a change to the Fund’s fundamental investment restrictions to permit, inter alia, the Fund to borrow up to 20% of its net assets for investment purposes.

This gives the Investment Advisor flexibility to take advantage of additional investment opportunities when it believes that the return from the additional investment would exceed the cost of borrowing. If the Fund borrows money, it may be exposed to additional risks. If the return on securities purchased with borrowed funds is less than the borrowing costs of those funds, then the use of borrowing will detract from Fund performance. In particular, borrowing will magnify losses in times of negative performance. Nonetheless, the Investment Advisor may maintain leverage if it expects that the long-term benefits to investors of maintaining leverage outweigh any current reduced return. Borrowing may also increase the Fund’s interest and other expenses. Finally, the use of borrowing would subject the Fund to additional restrictions imposed by lenders and the Investment Company Act of 1940 on the Fund’s investments.

The Investment Advisor will utilize borrowed monies at its discretion and under the supervision of the Board. The Investment Advisor has agreed to waive any entitlement to a management fee on any cash held when borrowings are drawn under a borrowing facility.

The entire text of the Fund’s fundamental investment restriction on borrowing is as follows:

“Under its fundamental investment restrictions, the Fund may not: Issue senior securities, borrow or pledge its assets, except that the Fund may (i) borrow from a bank for the purpose of obtaining amounts necessary to make distributions for qualification as a registered investment company to avoid imposition of an excise tax under United States tax law; and (ii) borrow money (including through reverse repurchase agreements) up to the maximum amount permitted under the Investment Company Act of 1940 (a) for temporary or emergency purposes, (b) for such short-term credits as may be necessary for the clearance or settlement of transactions, (c) for repurchases of its Common Stock and (d) for investment purposes, provided that amounts borrowed under this clause shall not exceed 20% on the net assets of the Fund. The Fund may also pledge its assets to secure such borrowings. Notwithstanding the above, initial and variation margin in respect of futures contracts and options thereon and any collateral arrangement in respect of options on securities or indexes will not be prohibited by this paragraph 3 or any other investment restrictions.”

Information About Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the ‘Commission’) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s Forms N-Q are also available on the Fund’s website at www.jpmchinaregionfund.com.

DECEMBER 31, 2013	JPMORGAN CHINA REGION FUND, INC.	27

RESULTS OF THE ANNUAL STOCKHOLDERS‘ MEETING

(continued)

Tax Letter (Unaudited)

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements. For the fiscal year ended December 31, 2013, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%. 89.60% of ordinary income distributions were treated as qualified dividends. For the fiscal year ended December 31, 2013, the Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Gross foreign source income and foreign tax expenses are $3,028,429 and $281,948, respectively.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that are used by the Fund’s investment advisor to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling +44 20 7742 3735; and

(2) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information regarding how the investment advisor votes these proxies is now available by calling the same number and on the Commission’s website. The Fund has filed its report on Form N-PX covering the Fund’s proxy voting record for the 12 month period ended June 30, 2013.

Certifications

Simon J. Crinage, as the Fund’s President, has certified to the New York Stock Exchange that, as of July 8, 2013, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund’s reports to the Commission on Forms N-CSR and N-CSRS contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

28	JPMORGAN CHINA REGION FUND, INC.	DECEMBER 31, 2013

APPROVAL OF INVESTMENT ADVISORY CONTRACT

On November 13, 2013, the Fund’s Board of Directors (the “Board”) considered and approved the renewal of the Investment Advisory Contract (the “Agreement”) between the Fund and JFIMI for an additional term of twelve months. At this meeting, the Board reviewed extensive materials prepared by JFIMI and discussed these materials with representatives of JPMAM. The Directors considered the recommendation of the Management Engagement Committee (the “Committee”) that the Agreement be renewed, noting that the Committee had discussed, in executive session with independent counsel, the nature, extent and quality of the advisory services provided to the Fund by JFIMI, the level of advisory fees, the costs of the services provided and the profits realized by JFIMI, the Fund’s expense ratio, its relative and absolute performance, any economies of scale with respect to the management of the Fund, any ancillary benefits received by JFIMI and its affiliates as a result of their relationship with the Fund, and various other matters included in the materials provided by JFIMI. In approving the renewal of the Agreement, the Committee, and the Board, concluded that:

•

The annual investment advisory fee rate paid by the Fund to JFIMI for investment advisory services was reasonable relative to the Fund’s peer group and relative to other non-U.S. funds managed by JFIMI.

•

The Committee and the Board were generally satisfied with the nature, quality and extent of other services provided by JFIMI. In reaching this conclusion, the Committee and the Board reviewed, among other things, JFIMI’s investment experience in the China region markets and the background and experience of JFIMI’s senior management. It is also noted the additional staffing in the regional investment group.

•

The Fund’s performance, particularly in the one-year period, was improving as compared to the Fund’s peer group and had outperformed its benchmark, the MSCI Golden Dragon Index. (The Board and the Committee reviewed the Fund’s performance in comparison to the peer group and the benchmark for the 1 year, 3 year, 5 year and since inception periods.) Although three-year and five-year performance lagged, it was noted that for certain longer-term periods, the Fund’s performance surpassed the benchmark.

•

In light of the costs of providing advisory services to the Fund, the profits and ancillary benefits that JFIMI received, with respect to providing investment advisory services to the Fund, were reasonable. The Board and the Committee noted that beginning in May 2005, the Fund discontinued using JFIMI’s affiliates to affect Fund securities trades, unless in exceptional circumstances, effectively eliminating brokerage commissions as an ancillary benefit for JFIMI.

•	The Fund’s expense ratio remained at an acceptable level.

DECEMBER 31, 2013	JPMORGAN CHINA REGION FUND, INC.	29

FUND MANAGEMENT

Information pertaining to the Directors and officers of the Fund is set forth below.

Name, (DOB), Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Trusteeships/ Directorships Held by Director
Independent Directors

The Rt. Hon. The Earl of Cromer (June 3, 1946) Finsbury Dials 20 Finsbury Street London, EC2Y 9AQ United Kingdom Chairman and Class I Director	Three year term ends in 2015; Chairman and Director since 1994.	Chairman of the Board of the Fund; Chairman of the Board, Western Provident Association (insurance), LG India Plus Fund Ltd (financial), Pedder Street Asia Absolute Return Fund Limited (financial); LG Asia Plus Fund Limited (financial); Director, Cheetah Korea Value Fund Ltd (financial) and Chief Executive Officer, Cromer Associates Limited (family business).	1	See Principal Occupation.

Alexander R. Hamilton (October 4, 1941) P.O. Box 12343 General Post Office Hong Kong Class II Director	Three year term ends in 2016; Director since 1994.	Director of Citic Pacific Limited (infrastructure), Cosco International Holdings Limited (shipping), Esprit Holdings Limited (clothing retail), Shangri-La Asia Limited (hotels) and Octopus Cards Limited (financial services). Former Director of China Cosco Holdings Co. Limited (shipping) (retired May 2011).	1	See Principal Occupation.

Julian M. I. Reid (August 7, 1944) Finsbury Dials, 20 Finsbury Street London, EC2Y 9AQ United Kingdom Class III Director	Three year term ends in 2014; Director since 1998.	Chief Executive Officer of 3a Funds Group (financial); Director and Chairman of Morgan’s Walk Properties Limited (property); Director and Chairman of The Korea Fund, Inc. (financial); Director and Chairman of Prosperity Voskhod Fund (financial); Director and Chairman of ASA Limited (financial) and Director of J M Properties Limited (property).	1	See Principal Occupation.

30	JPMORGAN CHINA REGION FUND, INC.	DECEMBER 31, 2013

Name, (DOB), Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Trusteeships/ Directorships Held by Director
Independent Directors (continued)

John R. Rettberg (September 1, 1937) 1 Beacon St. Boston, MA 02108 USA Class II Director	Term ends in 2016; Director since 2008	Former Trustee, JPMorgan Alternative Products mutual fund Board (1997-2009).	1	None.
Interested Director & President of the Fund

Simon J. Crinage (May 10, 1965) Finsbury Dials, 20 Finsbury Street London, EC2Y 9AQ United Kingdom Class I Director and President	Term as Director ends in 2015; Director since May, 2009 & President since 2003	Managing Director, J.P. Morgan Asset Management.	1	Director of The Association of Investment Companies Limited.

*	The Fund is the only fund in the Fund Complex.

DECEMBER 31, 2013	JPMORGAN CHINA REGION FUND, INC.	31

FUND MANAGEMENT

(continued)

Information pertaining to the officers of the Fund is set forth below.

Name, (DOB), Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers who are not Directors

Michael J. James (May 11, 1967) 8 Connaught Road Central/Hong Kong Treasurer	Since 2006**	Treasurer of the Fund; Executive Director, J.P. Morgan Asset Management.

Lucy Dina (January 15, 1977) Finsbury Dials, 20 Finsbury Street London, EC2Y 9AQ United Kingdom Secretary	Since 2013**	Secretary of the Fund; Associate, J.P. Morgan Asset Management.

Muriel Y.K. Sung (September 25, 1966) 8 Connaught Road Central/Hong Kong Chief Compliance Officer	Since 2004**	Chief Compliance Officer of the Fund; Managing Director, J.P. Morgan Asset Management.

**	The officers of the Fund serve at the discretion of the Board.

32	JPMORGAN CHINA REGION FUND, INC.	DECEMBER 31, 2013

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

(Unaudited)

The Fund operates an optional Dividend Reinvestment and Cash Purchase Plan (the ‘Plan’) whereby:

a)	shareholders may elect to receive dividend and capital gain distributions in the form of additional shares of the Fund (the Share Distribution Plan).

b)	shareholders may make optional payments (any amount between $100 and $3,000) which will be used to purchase additional shares in the open market (the Share Purchase Plan).

For a copy of the Plan brochure, as well as a dividend reinvestment authorization card, please contact the Plan Agent:

Computershare Trust Company, N.A.

P. O. Box 30170

College Station, TX 77842-3170

USA Telephone No.: 800-426-5523 (toll-free)

www.computershare.com

The following should be noted with respect to the Plan:

If you participate in the Share Distribution Plan, whenever the Board of Directors of the Fund declares an income dividend or net capital gain distribution, you will automatically receive your distribution in newly issued shares (cash will be paid in lieu of fractional shares) if the market price of the shares on the date of the distribution is at or above the net asset value of the shares. The number of shares to be issued to you by the Fund will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the net asset value (‘NAV’) per share on such date or 95% of the market price of a share on such date. If the market price of the shares on such a distribution date is below the NAV, the Plan Agent will, as agent for the participants, buy shares on the open market, on the New York Stock Exchange or elsewhere, for the participant’s account on, or after, the payment date. There is no service charge for purchases under this Plan.

For U.S. federal income tax purposes, shareholders receiving newly issued shares pursuant to the Share Distribution Plan will be treated as receiving income or capital gains in an amount equal to the fair market value (determined as of the distribution date) of the shares received and will have a cost basis equal to such fair market value. Shareholders receiving a distribution in the form of shares purchased in the open market pursuant to the Plan will be treated as receiving a distribution of the cash distribution that such shareholder would have received had the shareholder not elected to have such distribution reinvested and will have a cost basis in such shares equal to the amount of the distribution.

There will be no brokerage charge to participants for shares issued directly by the Fund under the Plan. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases of shares in connection with the Plan. The Fund will pay the fees of the Plan Agent for handling the Plan.

You may terminate your account under the Share Distribution Plan by notifying the Plan Agent in writing. The Plan may be terminated by the Plan Agent or the Fund with notice to you at least 30 days prior to any record date for the payment of any distribution by the Fund. Upon any termination, the Plan Agent will deliver a certificate or certificates for the full shares held for you under the Plan and a cash adjustment for any fractional shares.

You also have the option of instructing the Plan Agent to make semi-annual cash purchases of shares in the open market. There is a service charge of $1.25 for each purchase under this Share Purchase Plan.

DECEMBER 31, 2013	JPMORGAN CHINA REGION FUND, INC.	33

DIRECTORS AND ADMINISTRATION

(Unaudited)

Officers and Directors

The Rt. Hon. The Earl of Cromer —

Director and Chairman of the Board and Management Engagement Committee

Simon J. Crinage — Director and President Alexander R. Hamilton — Director and Chairman of the Audit Committee and Pricing Committee

Julian M. I. Reid — Director

John R. Rettberg — Director

Michael J. James — Treasurer

Lucy J. Dina — Secretary

Muriel Y.K. Sung — Chief Compliance Officer

Investment Advisor	JF International Management Inc. P.O. Box 3151 Road Town, Tortola British Virgin Islands

Administrator	JPMorgan Chase Bank, N.A. 1 Beacon Street, 18th Floor Boston, Massachusetts 02108 U.S.A.

Custodian	JPMorgan Chase Bank N.A. 1 Beacon Street, 18th Floor Boston, Massachusetts 02108 U.S.A.

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP 300 Madison Avenue New York, New York 10017 U.S.A.

Legal Counsel	Dechert LLP New York: 1095 Avenue of the Americas New York, New York 10036 U.S.A.

Hong Kong: 27/F Henley Building 5 Queens Road Central Hong Kong

Registrar, Transfer Agent, and Dividend Paying Agent	Computershare Trust Company, N.A. P. O. Box 30170 College Station, TX 77842-3170 U.S.A.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

www.jpmchinaregionfund.com

34	JPMORGAN CHINA REGION FUND, INC.	DECEMBER 31, 2013

This report, including the financial statements herein, is sent to the stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

© JPMorgan Chase & Co., 2014 All rights reserved. December 31.

ITEM 2.	CODE OF ETHICS.

(a)	The JPMorgan China Region Fund, Inc. (the “Fund”) has adopted a Code of Ethics that applies to the Fund’s principal executive officer and principal financial officer.

(c)	There have been no amendments to the Fund’s Code of Ethics during the reporting period for this Form N-CSR.

(d)	There have been no waivers granted by the Fund to individuals covered by the Fund’s Code of Ethics during the reporting period for this Form N-CSR.

(f)	A copy of the Fund’s Code of Ethics is attached as exhibit 12(a)(1) to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) The Board of Directors of the Fund has determined that the Fund has one member serving on the Fund’s Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert.”

(2) The name of the audit committee financial expert is John R. Rettberg. Mr. Rettberg has been deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees

For the fiscal years ended December 31, 2013 and 2012, PricewaterhouseCoopers, LLP (“PwC”), the Fund’s independent registered public accounting firm, billed the Fund aggregate fees of US$53,000 and $52,000, respectively, for professional services rendered for the audit of the Fund’s annual financial statements.

(b) Audit-Related Fees

For the fiscal years ended December 31, 2013 and 2012, PwC billed the Fund aggregate fees of US$11,000 and $10,500, respectively, for security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940.

(c) Tax Fees

For the fiscal years ended December 31, 2013 and 2012, PwC billed the Fund aggregate fees of US$8,750 and $8,500, respectively, for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and tax distribution requirements.

(d) All Other Fees

For the fiscal year ended December 31, 2013, PwC did not bill the Fund any other fees. For the fiscal year ended December 31, 2012, PwC did not bill the Fund any other fees.

(e) The Fund’s Audit Committee Charter requires the Audit Committee pre-approve all audit and non-audit services to be provided by the independent registered public accounting firm to the Fund, and all non-audit services to be provided by the auditors to the Fund’s Investment Advisor and any service providers controlling, controlled by or under common control with the Fund’s Investment Advisor that provide on-going services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. All of the audit, audit-related and tax services described above for which PwC billed the Fund for the fiscal years ended December 31, 2011 and December 31, 2012 were pre-approved by the Audit Committee.

For the fiscal years ended December 31, 2013 and December 31, 2012, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by PwC.

(f) Not applicable to the Fund.

(g) For the fiscal years ended December 31, 2013 and 2012, the aggregate non-audit fees for services rendered by PwC to the Fund’s investment advisor and any entity controlling, controlled by, or under common control with the investment advisor that provided ongoing services to the Fund were $6.6 million and $6.5 million, respectively.

(h) The Fund’s Audit Committee has considered whether the provision of non-audit services that were rendered to Fund’s investment advisor and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Fund has a separately-designated audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the Fund’s audit committee are: The Rt. Hon. The Earl of Cromer, Alexander R. Hamilton, John R. Rettberg and Julian M. I. Reid.

ITEM 6.	SCHEDULE OF INVESTMENTS

(a) Schedule of Investments is included as part of Item 1.

(b) Not applicable to the Fund.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Attached to this Form N-CSR as exhibit 12(a)(4) are copies of the proxy voting policies and procedures of the Fund and J.P. Morgan Asset Management (“JPMAM”) (formerly JF Asset Management), parent company of the Fund’s advisor, JF International Management Inc. (the “Advisor”).

J.P. MORGAN ASSET MANAGEMENT (Voting policy and corporate governance guidelines)

I. Principles	3
II. Policy and Procedures	4
III. Voting Guidelines	6
Reports & Accounts	6
Dividends	6
Auditors	6
Boards	6
Directors	7
Non-Executive Directors	8
Issue of Capital	8
Mergers/Acquisitions	9
Voting Rights	9
Share Options/L-TIPs	10
Others	10
IV. Activism	12
V. Sustainability	13

I. PRINCIPLES

J.P. Morgan Asset Management (“JPMAM”) is committed to delivering superior investment performance to its clients worldwide. We believe that one of the drivers of investment performance is an assessment of the corporate governance principles and practices of the companies in which we invest our clients’ assets and we expect those companies to demonstrate high standards of governance in the management of their business.

We have set out below the principles which provide the framework for our corporate governance activity. Although the policies and guidelines set out in this document apply to Hong Kong and therefore principally concern accounts managed from the Hong Kong office, our colleagues in London, New York and Tokyo have similar standards, consistent with law and best practice in these different locations.

1.	Fiduciary priority. Our clients appoint us to manage their assets in order to maximise the likelihood of meeting or exceeding their investment objectives at acceptable risk levels. Every decision to buy, hold or sell any security will be consistent with that overriding objective.

2.	Evaluation. Our clients expect us, as their delegates, to monitor the governance of companies in which we have invested their assets.

3.	Engagement. We encourage excellence in the management of companies through the considered application of our corporate governance policies and guidelines. We welcome consultation by companies with their leading shareholders on corporate governance issues.

4.	Proxy voting. Company management is accountable to the shareholders, our clients. It is our responsibility to ensure this is recognized through the considered use of our clients’ votes.

5.	Litigation and Joint Working Parties. JPMAM will align itself with other shareholders, for example, by joining class action suits or working parties as local practice dictates, where we are convinced that this is in the best interests of our clients.

6.	Disclosure. JPMAM’s corporate governance guidelines and policies are available to clients and companies alike. We believe that they conform to best practice and we are prepared to discuss them openly with other interested parties.

7.	Ongoing commitment. JPMAM is committed to reviewing its corporate governance principles, policies and guidelines to ensure that they fully reflect our interpretation of best market practice.

II. POLICY and PROCEDURES

J.P. Morgan Asset Management (“JPMAM”) manages the voting rights of the shares entrusted to it as it would manage any other asset. It is the policy of JPMAM to vote in a prudent and diligent manner, based exclusively on our reasonable judgment of what will best serve the financial interests of the beneficial owners of the security.

1. Proxy Committee

The JPMAM Proxy Committee has been established to oversee the proxy voting process in the Asia ex Japan region on an ongoing basis. It is composed of the Proxy Administrator and senior officers from the Investment, Compliance and Risk Management Departments. The main functions of the Proxy Committee are to review the Proxy Voting Guidelines (“Guidelines”) to ensure they are aligned with best practice; to determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; and to provide advice and recommendations on general proxy voting matters as well as on specific voting issues as they occur. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of Proxy Committee members. It meets quarterly or more frequently as circumstances dictate and its minutes are circulated to senior management including the Asia Risk Committee to whom it reports.

2. Voting

As these Guidelines represent what we consider to be in the best financial interests of our clients, we would normally expect clients to allow us to use them as a template for voting. However, we recognise that in certain circumstances further analysis may be required.

In view our overriding fiduciary duty to act in the best interest of our clients, the Guidelines are an indication only of JPMAM’s voting policy. The portfolio manager has discretion to override the policy should individual circumstances dictate.

Our Guidelines are primarily targeted at companies listed on main stock exchanges. It is sometimes difficult for smaller companies to apply the same corporate governance standards and we would look at any issues for such companies on a case-by-case basis. We would, however, encourage them to apply the highest possible standards of governance.

For markets in Asia ex Japan, we will generally abstain from voting at AGMs on the grounds that the matters normally considered at such meetings are of a routine and non-contentious nature. To ensure we fulfil our fiduciary obligation to always act in our clients best interests, we will review each AGM notice to check whether there are any non-routine matters such as company reorganisations/ restructurings, takeover/ merger and senior management compensation plans included therein. If any such matters are identified then we will consider each one individually so that our clients’ best interests are served. The major routine matters in AGM are as follows:

1. Accept Financial Statement and Statutory Reports

2. Approve Dividend

3. Election and re-election of directors

4. Fix remuneration of directors

5. Appoint auditors and fix remunerations

6. Approve issuance of Equity or Equity-Linked Securities without pre-emptive rights

7. Approve repurchase of shares (up to 20% of issued capital)

8. Authorise reissuance of repurchased shares

Also, certain markets require that shares are blocked from trading in order to be tendered for voting purposes. In these instances, it may be in our clients’ best interests to abstain from voting in order to preserve the ability to trade. For these countries, a decision will be taken on a case-by-case basis by the research analyst in conjunction with the portfolio manager in order to determine how our clients’ best interests are served.

To assist JPMAM investment professionals with public companies’ proxy voting proposals, we have retained the services of an independent proxy voting service, Institutional Shareholder Services Inc. (ISS). ISS is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMAM with a comprehensive analysis of each proxy proposal and providing JPMAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on ISS’ analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JPMAM, as described below. The Proxy Voting Committee has adopted procedures to recall shares on loan if a proposed major corporate event contemplates a shareholder vote to approve or to take other action. (The Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of recalling the loaned securities would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities.)Situations can sometimes arise where more than one JPMAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

In the event a JPMAM investment professional makes a recommendation in connection with an override, the investment professional must provide the appropriate Proxy Administrator with a written certification (“Certification”) which shall contain an analysis supporting his or her recommendation and a certification that he or she (A) received no communication in regard to the proxy that would violate either the JPMorgan Chase (“JPMC”) Safeguard Policy or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JPMAM’s interests and that of its clients and (B) was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients’ interests.

3. Engagement

We regard regular, systematic and direct contact with senior company management, both executive and non-executive, as crucially important. We consider that these dialogues have been useful and plan to expand this approach.

4. Conflicts of Interest

In order to maintain the integrity and independence of JPMAM’s proxy-voting decisions, JPMorgan Chase (including JPMAM) has established formal barriers designed to restrict the flow of information between JPMC’s securities, lending, investment banking and other divisions to JPMAM investment professionals. Where a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with the Proxy Committee, evaluates the potential conflict and determines whether an actual conflict exists. In the event that this is the case, they make a recommendation on how to vote the proxy. A record of such decisions is available to clients on request. Finally, it should be pointed out that this document is intended as an overview only. Specific issues should always be directed to your account administrator or portfolio manager.

III. VOTING GUIDELINES

1. REPORTS & ACCOUNTS

1a. Annual Report

Reports and accounts should be both detailed and transparent, and should be submitted to shareholders for approval. They should meet accepted reporting standards, and company accounts should employ Generally Accepted Accounting Practices (GAAP). Reports should meet with the spirit as well as the letter of reporting standards, including the most recent recommendations of the International Accounting Standards Board (IASB).

The annual report should include a statement of compliance with relevant codes of best practice, in markets where they exist.

Legal disclosure varies from market to market. If, in our opinion, a company’s standards of disclosure (whilst meeting minimum legal requirements) are insufficient in any particular area, we will inform company management of our concerns. Depending on the circumstances, we will either abstain or vote against the resolution concerned. Similar consideration would relate to the use of inappropriate accounting methods.

2. DIVIDENDS

Proposals for the payment of dividends should be presented to shareholders for approval, and should be fully disclosed in advance of the meeting. We will vote against dividend proposals if we feel that payment of the proposed dividend would prejudice the solvency or future prospects of the company.

3. AUDITORS

3a. Auditor Independence

Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. JPMAM will vote against the appointment or re-appointment of auditors who are not perceived as being independent.

3b. Auditor Remuneration

Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit fees should never be excessive.

4. BOARDS

4a. Chairman & CEO

JPMAM believes that it is best practice for the roles of Chairman and Chief Executive Officer to be separate.

4b. Board Structure

JPMAM is in favour of unitary boards of the type found in Hong Kong, as opposed to tiered board structures.

4c. Board Size

Boards with more than 20 directors are considered to be excessively large.

4d. Board Independence

JPMAM believes that a strong independent element to a board is essential to the effective running of a company. The calibre and number of non-executive directors on a board should be such that their views will carry significant weight in the board’s decisions.

We believe that as a minimum, all boards should have at least three non-executive directors, unless the company is of such a size that sustaining such a number would be an excessive burden.

JPMAM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

4e. Board Committees

Where appropriate, boards should delegate key oversight functions to independent committees. The Chairman and members of any Committee should be clearly identified in the annual report.

5. DIRECTORS

5a. Executive Director’s Remuneration

Executive remuneration is and will remain a contentious issue, particularly the overall quantum of remuneration.

JPMAM will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees.

5b. Director’s Liability

In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding, and may not release the board from its legal responsibility.

JPMAM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

5c. Directors over 70

JPMAM considers that a similar standard of care should be applied to the selection of a director over 70 as would be applied to that of any other director, although we would expect to see such a director offer him or herself for re-election each year.

5d. Directors’ Contract

Generally, we encourage contracts of one year or less and vote accordingly.

6. NON-EXECUTIVE DIRECTORS

6a. Role of Non-Executive Directors

As stated earlier in these guidelines, JPMAM believes that a strong independent element to a board is important to the effective running of a company.

In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets’ differing attitudes to director independence.

In order to help assess their contribution to the company, the time spent by each non-executive director should be disclosed to shareholders, as well as their attendance at board and committee meetings.

Audit and Remuneration Committees should be composed exclusively of independent directors.

6b. Director Independence

We consider that a director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict, and has not been employed in an executive capacity by the company for at least the previous ten years.

6c. Multiple Directorships

In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive to hold more than five significant directorships at any one time. For executives, only one additional non-executive post would normally be considered appropriate without further explanation.

6d. Non-Executive Director Remuneration

Non-executive directors should be paid but should not be awarded options.

6e. Bonuses for Retiring Directors and Internal Statutory Auditors

JPMAM will generally vote Against proposals for retirement bonuses which will be paid to retirees including one or more directors or statutory auditors designated by companies as an outsider.

7. ISSUE OF CAPITAL

7a. Issue of Equity

In most countries, company law requires that shareholder approval be obtained in order to increase the authorised share capital of the company. Proposals for equity issues will also specify whether pre-emptive rights are to be retained or suppressed or partially suppressed for the issue. As a general rule, JPMAM believes that any new issue of equity should first be offered to existing shareholders on a pre-emptive basis.

JPMAM will vote in favour of increases in capital which enhance a company’s long-term prospects.

7b. Issue of Debt

Reasons for increased bank borrowing powers are many and varied, including allowing normal growth of the company, the financing of acquisitions, and allowing increased financial leverage. Management may also attempt to borrow as part of a takeover defence.

JPMAM will vote in favour of proposals which will enhance a company’s long-term prospects. We will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defence, or where there is a material reduction in shareholder value.

7c. Share Repurchase Programmes

Boards may instigate share repurchase or stock buy-back programs for a number of reasons. JPMAM will vote in favour of such programmes where the repurchase would be in the best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way.

We will vote against such programmes when shareholders’ interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive manoeuvre or an attempt to entrench management.

8. MERGERS / ACQUISITIONS

Mergers and acquisitions are always reviewed on a case-by-case basis by the investment analyst in conjunction with portfolio managers and, in exceptional circumstances, the Proxy Committee. Individual circumstances will always apply. However, as a general rule, JPMAM will favour mergers and acquisitions where the proposed acquisition price represents fair value, where shareholders cannot realise greater value through other means, and where all shareholders receive fair and equal treatment under the merger/acquisition terms.

9. VOTING RIGHTS

JPMAM believes in the fundamental principle of “one share, one vote”. Accordingly, we will vote to phase out dual voting rights or classes of share with restricted voting rights, and will oppose attempts to introduce new ones. We are opposed to mechanisms that skew voting rights, such as cumulative voting; directors should represent all shareholders equally, and voting rights should accrue in accordance with the shareholder’s equity capital commitment to the company.

10. SHARE OPTIONS / LONG-TERM INCENTIVE PLANS (L-TIPs)

10a. Share Options

Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

We will generally vote against the cancellation and re-issue, re-pricing, of underwater options.

10b. Long-Term Incentive Plans (L-TIPs)

A Long-Term Incentive Plan (“L-TIP”) can be defined as any arrangement, other than deferred bonuses and retirement benefit plans, which require one or more conditions in respect of service and/or performance to be satisfied over more than one financial year.

JPMAM normally will vote in favour of schemes with keen incentives and challenging performance criteria, which are fully disclosed to shareholders in advance, and vote against payments which are excessive or performance criteria which are undemanding.

11. OTHERS

11a. Charitable Issues

Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.

11b. Political Issues

JPMAM does not normally support the use of shareholder funds for political donations, and would require the fullest explanation as to why this would be beneficial to shareholders.

11c. Poison Pills

Poison pills, or shareholder rights plans, are designed to give shareholders of a target company the right to purchase shares of the acquiring company, the target company, or both at a substantial discount from market value. These rights are exercisable once a pre-defined “triggering event” occurs, generally a hostile takeover offer or an outsider’s acquisition of a certain percentage of stock. Corporations may or may not be able to adopt poison pills without shareholder approval, depending on the market.

In reaching its voting position, the Committee has reviewed and continues to review current takeover events. However, it has concluded that there is no clear evidence that poison pills deter takeover offers or defeat takeover attempts and are, in fact, sometimes used as tools to entrench management.

JPMAM will generally vote against anti-takeover devices and support proposals aimed at revoking existing plans. Where anti-takeover devices exist, they should be fully disclosed to shareholders and shareholders should be given the opportunity to review them periodically.

11d. Composite Resolutions

Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or “bundled” resolutions, depending on the context.

11e. Amendments to company articles

i.	Limitation on Directors’ Liability – review on a case by case basis

ii.	Changes in business activities/ Expansion of business line – generally vote For

iii.	Relaxation of Quorum Requirement—generally vote Against

iv.	Shares Repurchase at discretion of the Board of Directors – review on a case by case basis

v.	Changes of shareholders record date at discretion of the Board of Directors – generally vote Against

IV. ACTIVISM

Activism Policy

1. Discharge of Responsibilities

a)	Our primary responsibility is to protect our clients’ interests and, as active managers, we therefore absolutely reserve the right to dispose of an investment where a company fails to meet our expectations.

b)	Our investment managers and analysts have explicit responsibilities for monitoring the companies in the universe of stocks from which clients’ portfolios are constructed. Whilst we attach considerable importance to meetings with management (and several hundred take place in Asia ex Japan each year), we also emphasise the benefits of fundamental research into companies in our investment processes. Industry research, balance sheet analysis and company news flow all have a role to varying degrees in our company monitoring.

c)	Our approach to dealing with conflicts of interest is described fully in our Corporate Governance Policies and Procedures. We seek to minimise conflicts by controlling information flows between different parts of JPMorgan Chase. Where a material conflict does arise we require investors who make the voting decision to certify that they have acted solely in the clients’ best interests.

2. Monitor Performance

Monitoring of company performance is a key part of our investment processes. We maintain a record of all private meetings held with companies. We regard these meetings as confidential and will not comment on them outside JPMAM.

3. Evaluating and Reporting

We are convinced that a strong governance culture leads ultimately to a better business and a better stock market rating. As investors we scrutinise companies’ governance policies as a part of our investment research and take comfort from good governance.

4. Intervening when necessary

We do not normally intervene directly in the management of companies . However where a company has failed to meet our expectations and it is not clear what action is being taken to remedy the situation , but we believe the potential of the company still justifies retention in our clients’ portfolios , we will arrange to meet senior management in order to express our concerns. Intervention at companies is never publicised. In the small capitalisation end of the market , more aggressive intervention is more common , but still infrequent , as we may hold a significant percentage of a company’s equity.

V. Sustainability

Where JPMAM engages with companies on broader social, environmental and sustainability issues, we have adopted a positive engagement approach. Thus, specific assets or types of assets are not excluded on purely social, environmental or ethical criteria (unless specifically requested by clients). Rather, analysts take such issues into account as part of the mainstream analytical process. Where appropriate, JPMAM will also engage with company management on specific issues at company one-to-one meetings. This engagement activity can then be reported to clients as required.

Where social or environmental issues are the subject of a proxy vote, JPMAM will consider the issue on a case-by-case basis, keeping in mind at all times the best financial interests of our clients.

It is anticipated that our sustainability program will continue to expand both in terms of scope and market coverage as client demand and availability of suitable resources dictate.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) The day-to-day management of the Fund’s portfolio is handled by the Greater China investment team of JPMAM. The Greater China Investment Team is based in Hong Kong. The head of this team is Howard Wang and Emerson Yip, Lillian Leung and Song Shen are portfolio managers.

Mr. Wang joined JPMAM in Hong Kong in 2005. Prior to his appointment, Mr. Wang spent eight years with Goldman Sachs, where in 2004, he was appointed Managing Director, Equities and General Manager of the Taipei branch office.

Mr. Yip joined JPMAM in Hong Kong in 2006. Prior to his appointment, Mr. Yip was a director of Newbridge Capital where, since 1998, he held various positions of responsibility.

Ms. Leung joined JPMAM in Hong Kong in 2010. Prior to her appointment, Ms. Leung worked as the Associate Director of China Research and later the Chief Representative of Shanghai Representative Office with Alliance Bernstein.

Mr. Shen joined JPMAM in Hong Kong in 2010. Prior to his appointment, Mr. Shen worked as a research analyst in China commodities in Goldman Sachs from 1994.

The chart below shows the number, type and market value as of December 31, 2013 of the accounts other than the Fund that are managed by each of the Fund’s portfolio managers. The potential for conflicts of interest exists when a portfolio manager manages other accounts with similar or different investment objectives and strategies as the Fund (“Other Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

(a) (2)

Howard Wang
(a)(2)(ii)

Registered Investment companies		Other Pooled Investment Vehicles		Other Accounts
Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)
1	677m	6	4,182m	Nil	Nil

(a)(2)(iii)—Performance fee

Registered Investment companies		Other Pooled Investment Vehicles		Other Accounts
Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)
Nil	Nil	Nil	Nil	Nil	Nil

Emerson Yip
(a)(2)(ii)

Registered Investment companies		Other Pooled Investment Vehicles		Other Accounts
Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)
1	112m	4	830m	3	894m

(a)(2)(iii)—Performance fee

Registered Investment companies		Other Pooled Investment Vehicles		Other Accounts
Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)
Nil	Nil	Nil	Nil	Nil	Nil

Lillian Leung
(a)(2)(ii)

Registered Investment companies		Other Pooled Investment Vehicles		Other Accounts
Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)
Nil	Nil	2	1,006m	1	21m

(a)(2)(iii)—Performance fee

Registered Investment companies		Other Pooled Investment Vehicles		Other Accounts
Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)
Nil	Nil	Nil	Nil	Nil	Nil

Song Shen
(a)(2)(ii)

Registered Investment companies		Other Pooled Investment Vehicles		Other Accounts
Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)
Nil	Nil	5	307m	Nil	Nil

(a)(2)(iii)—Performance fee

Registered Investment companies		Other Pooled Investment Vehicles		Other Accounts
Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)
Nil	Nil	Nil	Nil	Nil	Nil

(a)(4) Ownership of Securities

Portfolio Manager	None	$1-$10,000	$10,000-$50,000
Howard Wang	x
Emerson Yip	x
Lilian Leung	x
Song Shen	x

Responsibility for managing the client portfolios of the Advisor and the Advisor’s participating affiliates is organized according to the mandates of each account. The Fund’s portfolio managers manage other accounts with similar objectives, approach and philosophy to the Fund. The portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across these similar portfolios, which minimizes the potential for conflicts of interest. For Howard Wang, these similar portfolios include two registered investment company and four of the five other pooled investment vehicles as described under ITEM 8 (a)(2)(ii) above that invest in the Greater China/China/Hong Kong markets and only take long positions in securities.

For Emerson Yip, the similar portfolios include two registered investment companies, six other pooled investment vehicles and three other accounts as described under ITEM 8 (a)(2)(ii) above that invest in Greater China/Hong Kong markets and only take long positions in securities.

For Lilian Leung, these similar portfolios include one pooled investment vehicle as described under ITEM 8 (a)(2)(ii) above that invest in China/Hong Kong markets and only take long positions in securities.

For Song Shen, these similar portfolios include five pooled investment vehicle as described under ITEM 8 (a)(2)(ii) above that invest in China/Hong Kong markets and only take long positions in securities.

The Advisor and the Advisor’s participating affiliates receive more compensation with respect to certain Other Accounts than that received with respect to the Fund and receive compensation based in part on the performance of one of the Other Accounts as described under ITEM 8 (a)(2)(iii). This may create a potential conflict of interest for the Advisor or the Fund’s portfolio managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. The conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Advisor or the portfolio managers may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. The portfolio managers may be perceived as causing accounts they manage to participate in an offering to increase the Advisor’s overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account.

The Advisor has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example, orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with the Advisor’s duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the allocation. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the dealer may have the discretion to complete and exclude the small orders.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Advisor attempts to mitigate any potential unfairness by basing non-pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Advisor so that fair and equitable allocation will occur over time.

(a)(3) Portfolio Managers Compensation

The Fund’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link their performance to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the Advisor’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios that he manages. Individual contribution relative to client goals carries the highest impact. The compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating the portfolio manager’s performance with respect to the mutual funds (including the Fund) he manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.

Stock awards are granted as the annual performance bonus and comprise from 0% to 35% of each portfolio manager’s total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases.

ITEM 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Fund.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Fund’s board of directors since the Fund filed its last form NCSR

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Fund’s second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Code of Ethics is attached hereto in response to Item 2(f).

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(a)(4) Proxy voting policies and procedures of the Fund and its investment advisor are attached hereto in response to Item 7.

(b) The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan China Region Fund, Inc.

By:	/s/ Simon Crinage
Simon Crinage President and Principal Executive Officer March 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Simon Crinage
Simon Crinage President and Principal Executive Officer March 7, 2014

By:	/s/ Michael J. James
Michael J. James Treasurer and Principal Financial Officer March 7, 2014